SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2003

W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	001-16799	66-0573197

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)

Registrant’s telephone number, including area code: (787) 834-8000

Not Applicable

(Former name or former address, if changed since last report)

     Item 5. Other Information.

     On November 11, 2003, W Holding Company, Inc. issued a press release announcing a 2% stock dividend. The record date for the stock dividend will be November 28, 2003. Distribution of the stock dividend will take place on December 10, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC. (Registrant)

/s/ Freddy Maldonado Freddy Maldonado Chief Financial Officer

Date: November 12, 2003